UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2006

WEYERHAEUSER COMPANY
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	1-4825 (Commission File Number)	91-0470860 (IRS Employer Identification No.)

Federal Way
Washington 98063-9777
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

On August 23, 2006, Weyerhaeuser Company (the “Company”) announced that it had entered into (i) a contribution and distribution agreement dated as of August 22, 2006 (the “Contribution and Distribution Agreement”) among the Company, Weyerhaeuser TIA, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Spinco”), and Weyerhaeuser ELI, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Newco”), and (ii) a transaction agreement dated as of August 22, 2006 (the “Transaction Agreement”) among the Company, Spinco, Newco, Weyerhaeuser ELI, Inc., a Delaware corporation and wholly owned subsidiary of Newco (“Newco Holding”), Weyerhaeuser Crosby, Inc., a Canadian corporation and a wholly owned subsidiary of Newco Holding (“Newco Canada”), Weyerhaeuser Yukon, Inc., a Canadian corporation and a wholly owned subsidiary of Newco Canada (“Newco Canada Exchangeco”), and Domtar Inc., a Canadian corporation (“Domtar”).

Pursuant to the Contribution and Distribution Agreement, the Company will (i) transfer or cause to be transferred to Newco certain of the Company’s white paper assets and related assets in exchange for the assumption by Newco of certain of the Company’s white paper liabilities and related liabilities (the “Newco Contribution”), (ii) transfer to Spinco all the issued and outstanding limited liability company interests of Newco (“Newco Equity Interests”) in exchange for (x) a number of shares of Spinco common stock, par value $0.01 per share (the “Spinco Common Stock”), determined in accordance with a formula specified in the Contribution and Distribution Agreement, and (y) cash in an amount equal to $1.35 billion (the “Spinco Contribution” and, together with the Newco Contribution, the “Contribution”), and (iii) distribute all the issued and outstanding shares of Spinco Common Stock to its shareholders as a pro rata dividend or, at its election, as an exchange offer or a combination thereof.

Pursuant to the Transaction Agreement, Spinco and Domtar will effect a plan of arrangement in accordance with Section 192 of the Canada Business Corporation Act (the “Arrangement”) that will result in Spinco indirectly owning all of the outstanding common shares of Domtar, whereby each issued and outstanding common share in the capital of Domtar (a “Domtar Common Share”) that is not held by a holder who exercised dissent rights shall be exchanged for one Class B Common Share of Newco Canada Exchangeco, which, in turn, shall be exchanged for one share of Spinco Common Stock or, as the case may be, one share of Newco Canada Exchangeco, which share shall be exchangeable for Spinco Common Stock.

Upon consummation of the Contribution, the Distribution and the Arrangement (collectively, the “Transactions”), the Company’s shareholders or former shareholders will hold approximately 55% of the Spinco Common Stock and Domtar’s former shareholders will hold approximately 45% of the Spinco Common Stock, in each case on a fully diluted basis.

Consummation of the Transactions is subject to customary closing conditions, including the absence of certain legal impediments to the consummation of the Transactions, the receipt of governmental approvals with respect to or the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Competition Act (Canada) and the Investment Canada Act, the effectiveness of certain filings with the Securities and Exchange Commission and the Canadian Securities Administrators, approval of the arrangement by shareholders and option holders of Domtar and by the Superior Court of Québec, the receipt of a favorable ruling from the Internal Revenue Service and the receipt of certain tax opinions.

The foregoing description of the Transaction Agreement, the Contribution and Distribution Agreement and the Transactions, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Agreement and the Contribution and Distribution Agreement (collectively, the “Agreements”), which are filed as Exhibits 2.1 and 2.2 hereto, and incorporated into this report by reference. All shareholders of the Company are urged to read the Agreements carefully and in their entirety. The Agreements have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about the Company.

The Transaction Agreement contains representations and warranties that the Company, Spinco, Newco, Newco Holding, Newco Canada and Newco Canada Exchangeco, on the one hand, and Domtar, on the other hand, made to each other as of specific dates. The assertions embodied in those representations warranties were made solely for purposes of the contract between the parties to the Agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

* * * * *

Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the Transactions. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the Transactions, or whether the Transactions will close at all. Factors that could cause the Transactions to be delayed or to fail to close at all include: the failure to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure to receive required tax rulings or tax opinions; the failure to obtain approval by shareholders and option holders of Domtar or by the Superior Court of Québec and a material adverse change in the business, assets, financial condition or results of operations of the Company’s white paper business or Domtar. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company at www.weyerhaeuser.com or by directing a written request to: Weyerhaeuser Company, CH 1E30, P.O. Box 9777, Federal Way, WA 98063-9777. The Company assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which are filed as Exhibits hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

2.1
Transaction Agreement, dated as of August 22, 2006, among Weyerhaeuser Company, Weyerhaeuser TIA, Inc., Weyerhaeuser ELI, LLC, Weyerhaeuser ELI, Inc., Weyerhaeuser Crosby, Inc., Weyerhaeuser Yukon, Inc. and Domtar Inc.

2.2	Contribution and Distribution Agreement, dated as of August 22, 2006, among Weyerhaeuser Company, Weyerhaeuser ELI, LLC and Weyerhaeuser TIA, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By:	/s/ Jeanne M. Hillman
Name: Jeanne M. Hillman
Title: V.P., Chief Accounting Officer

Date: August 28, 2006